Exhibit 10.100

AMENDMENT NO. 3 TO MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Master Repurchase Agreement, dated as of February 28, 2025 (this “Amendment”), among BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago Branch (the “Buyer”), FS CREIT FINANCE BMO-1 LLC, a Delaware limited liability company (the “Seller”) and FS Credit Real Estate Income Trust, Inc., a Maryland corporation (the “Guarantor”).

RECITALS
The Buyer and Seller are parties to (i) that certain Master Repurchase Agreement, dated as of March 3, 2023 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and (ii) that certain Pricing Side Letter, dated as of March 3, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Limited Guaranty, dated as of March 3, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, Pricing Side Letter or Guaranty, as applicable.
The Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Buyer, Seller and Guarantor hereby agree in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.Amendment to the Existing Repurchase Agreement. Effective as of the date hereof, the Existing Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the Repurchase Agreement as amended and modified by the terms set forth herein.
SECTION 2.Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:
SECTION 2.1Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
SECTION 2.1)1)this Amendment, executed and delivered by the duly authorized officers of the Buyer, Seller and Guarantor; and
SECTION 2.1)2)such other documents as the Buyer or counsel to the Buyer may reasonably request.
SECTION 3.Representations and Warranties. Seller hereby represents and warrants to Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s part to be observed or performed, and that no Default or Event of Default has occurred or is continuing as of the date hereof, and Seller hereby confirms and reaffirms the representations and warranties contained in Section 12 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.
SECTION 4.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
SECTION 7.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.
SECTION 8.Reaffirmation of Guaranty. Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Guaranteed Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Pricing Side Letter and Existing Repurchase Agreement, as amended hereby.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

BANK OF MONTREAL, as Buyer

By: /s/David Schell_________________________ Name: David Schell Title: Authorized Signatory

FS CREIT Finance BMO-1 LLC, as Seller

By: _/s/Edward T. Gallivan, Jr.________________ Name: Edward T. Gallivan, Jr. Title: Chief Financial Officer

FS Credit Real Estate Income Trust, Inc., as Guarantor

By: _/s/Edward T. Gallivan, Jr.________________ Name: Edward T. Gallivan, Jr. Title: Chief Financial Officer

Exhibit A
(excerpt from REPURCHASE AGREEMENT)
“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” shall mean the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, limited liability company, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.
“Successor Rate” has the meaning specified in Section 9(d) hereof.
“Successor Rate Conforming Changes” shall mean with respect to any proposed Successor Rate, any technical, administrative or operational change (including any change to the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Buyer decides, in its sole discretion, may be appropriate to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer decides that adoption of any portion of such market practice is not administratively feasible or if Buyer determines that no market practice for the administration of such Successor Rate exists, in such other manner of administration as Buyer decides, in its sole discretion, is reasonably necessary in connection with the administration of this Agreement or any other Facility Document).
“Summary Diligence Materials” shall mean the items described on Annex 2 to Exhibit A hereto for each Eligible Asset proposed to be sold to Buyer in accordance with, and subject to the terms and conditions of, this Agreement.
“Table-Funded Asset” shall mean an Eligible Asset that has been approved by Buyer in its sole discretion and for which Seller delivered a Transaction Request and Confirmation pursuant to Section 3(b) hereof.
“Taxes” or “Tax” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Termination Date” shall mean the earliest of (i) February ~~28~~27, ~~2025~~2026 or if extended, such later date to which Buyer extends the Termination Date in accordance with Section 3(e) hereof and (ii) the date that Buyer exercises or is deemed to have exercised the option referred to in Section 16(a)(i) hereof.

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